               CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED
          AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT
               HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                      EXECUTION




                                 LICENSE AGREEMENT

                                      between

                   SMITHKLINE BEECHAM CLINICAL LABORATORIES, INC.

                                        and

                                ACTAMED CORPORATION




                                  December 31, 1997

                                 TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
ARTICLE 1 - DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . 1

    1.1     ActaLab Software . . . . . . . . . . . . . . . . . . . . . . . . 1
    1.2     Affiliate. . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
    1.3     Confidential Information . . . . . . . . . . . . . . . . . . . . 2
    1.4     Derivative Work. . . . . . . . . . . . . . . . . . . . . . . . . 2
    1.5     Documentation. . . . . . . . . . . . . . . . . . . . . . . . . . 2
    1.6     Exclusive Developments . . . . . . . . . . . . . . . . . . . . . 2
    1.7     Health Care Field. . . . . . . . . . . . . . . . . . . . . . . . 2
    1.8     Information Services . . . . . . . . . . . . . . . . . . . . . . 3
    1.9     Object Code. . . . . . . . . . . . . . . . . . . . . . . . . . . 3
    1.10    Other Lab. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
    1.11    ProviderLink . . . . . . . . . . . . . . . . . . . . . . . . . . 3
    1.12    [*]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
    1.13    Providers. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
    1.14    Related Entity . . . . . . . . . . . . . . . . . . . . . . . . . 3
    1.15    SBCL Software. . . . . . . . . . . . . . . . . . . . . . . . . . 3
    1.16    SBCL Trademark . . . . . . . . . . . . . . . . . . . . . . . . . 3
    1.17    SCAN Agreements. . . . . . . . . . . . . . . . . . . . . . . . . 3
    1.18    SCAN Developments. . . . . . . . . . . . . . . . . . . . . . . . 4
    1.19    Software . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
    1.20    Source Code. . . . . . . . . . . . . . . . . . . . . . . . . . . 4
    1.21    Specifications . . . . . . . . . . . . . . . . . . . . . . . . . 4
    1.22    Territory. . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
    1.23    Third Party Software . . . . . . . . . . . . . . . . . . . . . . 4
    1.24    Trigger Date . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE 2 - LICENSE GRANTS; RELATED PROVISIONS . . . . . . . . . . . . . . . 4

    2.1     SCAN Development License . . . . . . . . . . . . . . . . . . . . 4
    2.2     ActaLab Development License. . . . . . . . . . . . . . . . . . . 5
    2.3     Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
    2.4     Technology Transfer. . . . . . . . . . . . . . . . . . . . . . . 6
    2.5     Royalties. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE 3 - SCAN DEVELOPMENTS OWNERSHIP; RELATED PROVISIONS. . . . . . . . . 6

    3.1     Ownership. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
    3.2     Limitations. . . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 4 - LICENSE BACK . . . . . . . . . . . . . . . . . . . . . . . . . . 8

    4.1     License Grant. . . . . . . . . . . . . . . . . . . . . . . . . . 8
    4.2     Term of License. . . . . . . . . . . . . . . . . . . . . . . . . 8


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
TO THE OMITTED PORTIONS.

                                       -i-
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
    4.3     Sublicenses. . . . . . . . . . . . . . . . . . . . . . . . . . . 8
    4.4     Usage Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
    4.5     ActaLab Software Escrow. . . . . . . . . . . . . . . . . . . . . 9

ARTICLE 5 - MARKINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . .10

    5.1     By ActaMed . . . . . . . . . . . . . . . . . . . . . . . . . . .10
    5.2     By SBCL. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

ARTICLE 6 - DEVELOPMENT AGREEMENT AMENDMENTS . . . . . . . . . . . . . . . .11

ARTICLE 7 - WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . .11

    7.1     Warranty of Title and Noninfringement. . . . . . . . . . . . . .11
    7.2     Authorization. . . . . . . . . . . . . . . . . . . . . . . . . .12
    7.3     Disclaimers. . . . . . . . . . . . . . . . . . . . . . . . . . .12

ARTICLE 8 - INDEMNITY. . . . . . . . . . . . . . . . . . . . . . . . . . . .12

    8.1     General. . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
    8.2     Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
    8.3     Infringement . . . . . . . . . . . . . . . . . . . . . . . . . .13
    8.4     Claims Notice. . . . . . . . . . . . . . . . . . . . . . . . . .13
    8.5     Procedures Involving Non-Third Party Claims. . . . . . . . . . .13
    8.6     Procedures Involving Third Party Claims. . . . . . . . . . . . .14
    8.7     No Release for Fraud . . . . . . . . . . . . . . . . . . . . . .15
    8.8     Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
    8.9     Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . .15

ARTICLE 9 - LIMITATION OF LIABILITY. . . . . . . . . . . . . . . . . . . . .16

ARTICLE 10 - CONFIDENTIALITY . . . . . . . . . . . . . . . . . . . . . . . .16

ARTICLE 11 - ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . .16

    11.1    By SBCL. . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
    11.2    By ActaMed . . . . . . . . . . . . . . . . . . . . . . . . . . .17
    11.3    Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17

ARTICLE 12 - DISPUTE RESOLUTION. . . . . . . . . . . . . . . . . . . . . . .17

    12.1    Informal Dispute Resolution. . . . . . . . . . . . . . . . . . .17
    12.2    Arbitration. . . . . . . . . . . . . . . . . . . . . . . . . . .18
    12.3    Immediate Injunctive Relief. . . . . . . . . . . . . . . . . . .19
    12.4    Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . .19
    12.5    Continued Performance; Continuation of Licenses. . . . . . . . .19

ARTICLE 13 - MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . .20

    13.1    Further Assurances . . . . . . . . . . . . . . . . . . . . . . .20
    13.2    Integration. . . . . . . . . . . . . . . . . . . . . . . . . . .20

                                       -ii-

    13.3    Force Majeure. . . . . . . . . . . . . . . . . . . . . . . . . .20
    13.4    No Agency. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
    13.5    No Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
    13.6    Severability . . . . . . . . . . . . . . . . . . . . . . . . . .21
    13.7    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
    13.8    Governing Law; Interpretation. . . . . . . . . . . . . . . . . .21



                                     SCHEDULES

               Schedule A          SBCL Software

               Schedule B          Amendments to Development Agreement

                          CONFIDENTIAL TREATMENT REQUESTED


                                  LICENSE AGREEMENT

          THIS LICENSE AGREEMENT ("License Agreement") dated December 31, 1997 (the "Effective Date") is by and between SMITHKLINE BEECHAM CLINICAL LABORATORIES, INC., a Delaware corporation ("SBCL") and ACTAMED CORPORATION, a Georgia corporation ("ActaMed").

          WHEREAS, SBCL and ActaMed have entered into an Assets Purchase Agreement dated of even date herewith (the "Purchase Agreement") pursuant to which ActaMed has agreed to purchase certain assets owned by SBCL and used to provide certain services to health care service providers;

          WHEREAS, the Purchase Agreement contemplates that the parties will enter into a license agreement substantially on the terms set forth herein, as well as a Services Agreement (the "Services Agreement") pursuant to which ActaMed shall provide certain services to SBCL and to health care service providers;

          WHEREAS, SBCL and ActaMed have previously entered into a Development Agreement dated October 31, 1997 (the "Development Agreement") pursuant to which ActaMed agreed to perform certain development services; and

          WHEREAS, the parties desire to amend the provisions of the Development Agreement pursuant to which SBCL authorized ActaMed to use SBCL software and related materials in the performance of work under the Development Agreement, and pursuant to which the parties allocated ownership of deliverables created under the Development Agreement and intellectual property rights therein;

          NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, SBCL and ActaMed agree as follows:

                             ARTICLE 1  - DEFINITIONS

1.1 "ACTALAB SOFTWARE" means (i) any updated, upgraded, corrected, modified, or enhanced version of ProviderLink created by or for ActaMed, and any Derivative Works made from ProviderLink by or for ActaMed, and any other Software owned and employed by ActaMed in providing Information Services or related services in accordance with the terms of the Services Agreement, in each case embodying, incorporating or practicing the SBCL Software or any portion thereof, (ii) any compiler or other program reasonably required to create Object Code from the Source Code of the foregoing or use any of the foregoing in the provision of Information Services, and (iii) any Documentation relating to any of the foregoing created by or for ActaMed. Without limiting the foregoing, "ActaLab Software" shall include [*] (as the term is defined in the Services Agreement).

1.2 "AFFILIATE" of an entity means a company or other person controlling, controlled by or under common control with such entity.

1.3 "CONFIDENTIAL INFORMATION" means any and all proprietary information disclosed or made available by a party hereto to the other party pursuant to this License Agreement, whether in written, oral, magnetic, photographic, optical or other form and whether now existing or hereafter created, including, without limitation, all trade secrets, know-how, information systems, technology, data, computer programs, processes, methods, operational procedures, plans, strategies or results, and other information of a similar nature that is not generally disclosed by such party to the public. Without limiting the foregoing, ActaMed's Confidential Information shall include the Source Code and Documentation for the ProviderLink Software and ActaLab Software, and SBCL's Confidential Information shall include the Source Code and Documentation for the SBCL Software and the SCAN Developments. Confidential Information shall not include any information which (a) is proven by written evidence to have been in the receiving party's possession prior to disclosure by the other party; (b) is received from a third party having the right to disclose such information; (c) is or hereafter becomes public knowledge through no act or fault of the receiving party; or (d) is proven by written evidence to have been independently developed by the receiving party without access to the Confidential Information of the other party.

1.4 "DERIVATIVE WORK" means a work that is based upon one or more preexisting works, such as a revision, modification, translation, abridgment, condensation, expansion, or any other form in which such preexisting works may be recast, transformed, translated or adapted, and that, if prepared without authorization of the owner of the copyright in such preexisting work, would constitute a copyright infringement.

1.5 "DOCUMENTATION" means manuals (e.g., user, utility reference and language reference) and other written materials that relate to particular Software, including materials useful for the operation of the Software by a user (collectively, "USER DOCUMENTATION"), and information (e.g., data flows, data structures, control logic, flow diagrams, and principles of operation) useful for design, modification and maintenance of the Source Code by a programmer (collectively, "PROGRAMMER DOCUMENTATION").

1.6    "EXCLUSIVE DEVELOPMENTS" shall have the meaning ascribed to it by
       Section V.E of the Services Agreement.

1.7 "HEALTH CARE FIELD" means the provision of electronic data interchange technology relating to patients, patient-related services or the practice of medicine, to Providers, Healthcare Payors and Healthcare Administrators. "Healthcare Payor," for the purposes of this definition, means any person or entity that pays for the provision of healthcare services,


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

       including without limitation employers, insurance companies, regional healthcare alliances, and federal, state and local governmental agencies. "Healthcare Administrator" means those entities engaged in the administration of healthcare services, including without limitation managed care companies, utilization review companies and third party administrators. Notwithstanding the foregoing, "Health Care Field" shall exclude services relating to or provided to [*].

1.8 "INFORMATION SERVICES" means the transmission of orders for laboratory tests and/or laboratory test results and reports.

1.9 "OBJECT CODE" means the form of Software resulting from the translation or processing of the Source Code by a computer into machine language or intermediate code in a form that is not convenient to human understanding but which is appropriate for execution or interpretation by a computer, together with related User Documentation.

1.10   "OTHER LAB" shall have the meaning ascribed to it by the Services
       Agreement.

1.11 "PROVIDERLINK" means the ActaMed proprietary Software known as ProviderLink as it exists on the Effective Date, together with any updates, upgrades, enhancements, modifications or Derivative Works made thereto or therefrom by or for ActaMed other than under the licenses granted by this License Agreement, and the Specifications and Documentation relating to and of the foregoing prepared by or for ActaMed.

1.12   [*].

1.13 "PROVIDERS" means physicians, clinics, hospitals and other providers of clinical health care services other than [*].

1.14 "RELATED ENTITY" means an entity that is engaged in the laboratory testing business and in which SBCL or an SBCL affiliate has a legal or beneficial ownership of ten percent (10%) or more.

1.15 "SBCL SOFTWARE" means the Software described in Schedule A hereto. "SBCL Software" shall in no event be construed to include [*] or Third Party Software.

1.16 "SBCL TRADEMARK" means SBCL's trade names, logos, trademarks, trade devices, product names and/or service marks.

1.17 "SCAN AGREEMENTS" means the Development Agreement, Purchase Agreement, Services Agreement and this License Agreement.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

1.18 "SCAN DEVELOPMENTS" means (i) any updated, upgraded, corrected, modified, or enhanced version of the SBCL Software created by or for ActaMed under the rights granted by this License Agreement, and (ii) any Documentation relating to any of the foregoing created by or for ActaMed, provided, that SCAN Developments shall in no event be construed to include the ActaLab Software.

1.19 "SOFTWARE" means computer programming code consisting of Object Code and/or Source Code and/or associated procedural code, as applicable, including updates and revisions thereto.

1.20 "SOURCE CODE" means program instructions and codes written by humans with the intention that the instructions and codes be compiled and interpreted by a computer, including all existing commentary, explanations, control procedures, record layouts for all files and program listings-source codes, design documentation, user manuals, programmers' guides, system guides, current compilation instructions, and all other User Documentation and Programmer Documentation.

1.21 "SPECIFICATIONS" means a description of the design, operating procedures, performance, functions and other requirements for Software.

1.22 "TERRITORY" means the United States of America, including all territories and possessions thereof.

1.23 "THIRD PARTY SOFTWARE" means Software that SBCL prior to the Effective Date licensed from third parties for use in delivery of automated order entry and results reporting services, including without limitation Software known as [*] and [*].

1.24 "TRIGGER DATE" shall have the meaning ascribed to it by Section 4.4.1 hereof.

                  ARTICLE 2 - LICENSE GRANTS; RELATED PROVISIONS

2.1 SCAN DEVELOPMENT LICENSE. Subject to the terms and conditions of this License Agreement, SBCL hereby grants ActaMed a perpetual, irrevocable, nonexclusive, non-transferable (except as otherwise expressly set forth herein) right and license in the Health Care Field in the Territory to:

       2.1.1 possess and use the SBCL Software to update, upgrade, enhance, modify and create Derivative Works from the SBCL Software and otherwise create SCAN Developments; and

       2.1.2 possess and use, update, upgrade, enhance, modify and create Derivative Works from the SBCL Software, SCAN Developments and ActaLab Software;


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

       2.1.3 possess and use the SBCL Software and SCAN Developments for the purposes of performing ActaMed's obligations under the SCAN Agreements; and

       2.1.4 possess and use the SCAN Developments for the purpose of providing Information Services in support of the laboratory testing services offered by Other Labs only to the extent such SCAN Developments do not constitute Exclusive Developments under the Service Agreement.

       The foregoing license shall include the right to (i) sublicense the SBCL Software and/or SCAN Developments to one or more contractors performing the activities described in Sections 2.1.1 or 2.1.2 hereof for ActaMed's benefit and for ActaMed's account, and (ii) sublicense Providers, [*] and Other Labs to use the Object Code version of the SBCL Software and/or the SCAN Developments as ActaMed reasonably determines necessary or appropriate in connection with its provision of the services contemplated by Section 2.1.3, in each case provided that each sublicensee executes a written agreement (x) prohibiting such sublicensee from disclosing SBCL Confidential Information or using the same other than as contemplated by this Section 2.1, and (y) precluding the sublicensee or any of its employees or agents from gaining or holding any right or interest in the SBCL Software.

2.2    ACTALAB DEVELOPMENT LICENSE

       2.2.1 GRANT. Subject to the terms and conditions of this License Agreement, SBCL hereby grants ActaMed a perpetual, irrevocable, nonexclusive, non-transferable (except as otherwise expressly set forth herein) right and license to possess and use the SBCL Software to update, upgrade, enhance, modify and create Derivative Works from ProviderLink and otherwise create ActaLab Software pursuant to the Development Agreement and otherwise.
               The license granted by this Section 2.2.1 shall survive the termination of this License Agreement.

       2.2.2 OWNERSHIP. Ownership of Deliverables (as defined by the Development Agreement) relative to the ActaLab Software shall be governed by Section 5 of the Development Agreement, as amended. Ownership of all other ActaLab Software and all intellectual property rights therein (including but not limited to copyrights and all renewals and extensions thereof) shall vest in ActaMed, except that nothing in this Agreement shall be construed to transfer to ActaMed, or otherwise divest SBCL of SBCL's ownership of, the SBCL Software or SCAN Developments or the patents, copyrights, trade secrets and other intellectual property rights therein. ActaMed shall own the ActaLab Software Exclusive Developments.

2.3    CONDITIONS.

       2.3.1 As a material inducement for SBCL's grant of the licenses contemplated by this Agreement and the amendments to the Development Agreement contemplated by


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               Article 6 of this Agreement, ActaMed hereby covenants and agrees that, except as SBCL may authorize in writing, ActaMed (and any sublicensee of ActaMed) shall use the ActaLab Software solely within the Territory and solely in the Health Care Field.

       2.3.2 ActaMed further covenants and agrees that, except as SBCL may otherwise agree in writing, ActaMed shall not use or license the use of the ActaLab Software Exclusive Developments for the benefit of any party other than in support of SBCL's laboratory testing services.

2.4 TECHNOLOGY TRANSFER. SBCL, within thirty (30) days following the Effective Date, shall provide ActaMed with one copy of all currently existing SBCL Software not previously provided in connection with the Development Agreement or otherwise. Thereafter, during the term of the Services Agreement, SBCL shall promptly provide ActaMed with such updates, upgrades and enhancements to the SBCL Software as SBCL, in its sole discretion, may make or have made during the term of the Services Agreement.

2.5    ROYALTIES.

       2.5.1 If ActaMed uses the SBCL Software, SCAN Developments or ActaLab Software in the provision of Information Services to [*] ActaMed shall agree to pay SBCL a royalty equal to [*] of Royalty Revenues for the Royalty Period applicable to such [*]. "Royalty Revenues," for these purposes, means the [*] ActaMed collects for such Information Services. The "Royalty Period," with respect to Software or services provided in support of a given [*] means the [*] period commencing on the date [*].

       2.5.2 The royalties accruing pursuant to this Section 2.4 shall be payable on a [*] basis, and shall be due within [*] days following the end of the [*] in which they accrue. Each such royalty payment shall be accompanied by a report showing, by each [*] the total Royalty Revenue collected during the applicable
               [*] and the royalty amount due in respect of such Royalty
               Revenue.

            ARTICLE 3 - SCAN DEVELOPMENTS OWNERSHIP; RELATED PROVISIONS

3.1    OWNERSHIP.

       3.1.1 Subject to the provisions of Section 3.2 hereof, SBCL, as between ActaMed and SBCL, shall have sole and exclusive ownership in and title to the SBCL Software and SCAN Developments, including all intellectual property rights therein. Without limiting the foregoing, the SCAN Developments shall be "works made for hire" for


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               the benefit of SBCL. To the extent that any of the SCAN Developments, by operation of law, may not be works made for hire, or to the extent ActaMed otherwise would retain any rights in the SCAN Developments, ActaMed, subject to the provisions of
               Section 3.2.2 hereof, hereby assigns to SBCL the ownership of any patent or copyright in the SCAN Developments and SBCL shall have the right to obtain and hold in its own name copyrights, patents, registrations and similar protections which may be available with respect to the SCAN Developments.

       3.1.2 Nothing in this Agreement shall be construed to transfer to SBCL, or otherwise divest ActaMed of ActaMed's ownership of, ProviderLink, the ActaLab Software or the patents, copyrights, trade secrets and other intellectual property rights therein, provided, that, subject to the provisions of Section 3.2.1 hereof, ActaMed hereby grants SBCL a perpetual, nonexclusive, royalty-free license (with right of sublicense) under such intellectual property rights to use, possess, update, upgrade, enhance, modify, reproduce, market, distribute and sell the SCAN Developments.

       3.1.3 ActaMed shall provide SBCL with the Source Code for the SCAN Developments on or before the first release of the same to a commercial customer or the use of the same in providing a commercial service (the "Release Date") and, thereafter, on or before the Release Date of any updates, upgrades, enhancements or modifications thereto and, in any event, [*] during the term of the Services Agreement (including any renewal terms thereof).

3.2    LIMITATIONS.

       3.2.1 SBCL covenants and agrees that, prior to the expiration or termination of the Services Agreement, it shall not use, or sublicense any other party to use, the SCAN Developments except
               (i) in the Territory solely for the purpose of performing Information Services in support of the laboratory testing services offered [*] that has not been transferred to ActaMed pursuant to the Purchase Agreement, and (ii) outside of the Territory. In the event SBCL uses the SCAN Developments to provide Information Services in support of [*] within the Territory, SBCL shall pay ActaMed a usage fee to be negotiated by the parties, such usage fee to be determined in accordance with the provisions, and during the term, of the Services Agreement.

       3.2.2 Except to the extent such SCAN Developments constitute Exclusive Developments, nothing in this Agreement shall be construed to (i) grant SBCL or any other party ownership of such portions of the SCAN Developments as are devoted solely to the process of checking patient eligibility for third party payor benefits or reimbursement, or claim status checking (collectively, "Eligibility Services"), or (ii) grant SBCL any right or license to use the SCAN Developments for the purposes of performing or providing Eligibility Services, except that SBCL shall not be required to delete or


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               remove the Eligibility Code from the SCAN Developments prior to exercising the rights and licenses granted by this Article 3.

                               ARTICLE 4 - LICENSE BACK

4.1 LICENSE GRANT. Subject to the provisions of this Article 4, ActaMed hereby grants SBCL an irrevocable, nonexclusive, non-transferable (except as expressly set forth herein) right and license in the Territory in the Health Care Field to:

       4.1.1 possess and use the ActaLab Software to create [*] and update, upgrade, modify, enhance and create Derivative Works from [*] (such Derivative Works being referred to herein as the [*]) as SBCL reasonably determines necessary to perform Information Services in support of laboratory test services offered by SBCL and/or Related Entities, including without limitation to ensure compliance with laws and regulations applicable to the business of SBCL and Related Entities, PROVIDED, that SBCL covenants and agrees that it shall not exercise the licenses granted by this
               Section 4.1.1 prior to the earlier of [*] (the "Trigger Date");
               and

       4.1.2 possess and use [*] and [*] for internal business purposes of SBCL and Related Entities, including without limitation the provision of Information Services to Providers in support of their respective laboratory testing services, PROVIDED, that SBCL covenants and agrees that it shall not exercise the licenses granted by this Section 4.1.2 prior to the date on which the Services Agreement expires as a result of ActaMed's notice of nonrenewal or the date on which the Services Agreement terminates for ActaMed's breach, as applicable.

4.2 TERM OF LICENSE. The licenses granted by this Article 4 shall expire on the second anniversary of the date on which SBCL first uses ActaLabSB on a commercial basis in support of SBCLs laboratory testing services.

4.3 SUBLICENSES. The licenses granted by Section 4.1 shall include the right to (a) sublicense the ActaLab Software, and [*] to one or more contractors performing any of the foregoing for the benefit and account of SBCL or a Related Entity, and (b) sublicense Providers to use the Object Code version of [*] as reasonably may be required to provide the services contemplated by Section 4.1.2, in each case provided that each sublicensee executes a written agreement (x) prohibiting such sublicensee from disclosing ActaMed Confidential Information or using the same other than as contemplated


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

       by this Article 4, and (y) precluding the sublicensee or any of its employees or agents from gaining or holding any right or interest in the ActaLab Software.

4.4    USAGE FEES.

       4.4.1 SBCL, in addition to the other consideration contemplated by the SCAN Agreements, agrees to pay, as a royalty, a Usage Fee on each Royalty Transaction. For the purposes of this Section 4.4.1:

                 (i) "Royalty Transaction" means a Requisition (as defined in the Services Agreement) entered [*] (pursuant to Sections XII.E.1.b or XII.E.3.c. of the Services Agreement) to or for a site other than one of the Permitted Number of sites.

                (ii) "Usage Fee" means the lesser of (i) [*] per Requisition and [*] of the Transaction Fee then prevailing under
                      Article IV of the Services Agreement or (ii) [*] of an amount competitive with the market for Information Services, such amount [*] to be calculated in accordance with the principles established by Section IV of the Services Agreement.

               (iii) "Permitted Number" means [*] the number of sites [*] the largest number of sites with respect to which [*].

       4.4.2 The royalties accruing pursuant to this Section 4.4 shall be payable on a [*] and shall be due within [*] days following the end of the [*] in which they accrue. Each such royalty payment shall be accompanied by a report showing the manner in which the payment amount was calculated.

4.5    ACTALAB SOFTWARE ESCROW.

       4.5.1 Promptly upon the execution of this License Agreement, ActaMed shall give written notice to Fort Knox Escrow Services, Inc. ("Fort Knox") instructing Fort Knox to add SBCL to the list of Licensees maintained pursuant to that certain Master Escrow Agreement dated February 20, 1995 (the "Escrow Agreement"). ActaMed shall deposit the Source Code for all ActaLab Software in accordance with the terms of the Escrow Agreement on or before the first release of the same to a commercial customer or the use of the same in providing a commercial service (the "Release Date") and, thereafter, on or before the Release Date of any updates, upgrades,


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               enhancements or modifications thereto and, in any event, no less often than once [*] during the term of the Services Agreement (including any renewal terms thereof).

       4.5.2 ActaMed, within thirty (30) days of the date of this Agreement shall enter into an amendment to the Escrow Agreement with Fort Knox, reasonably acceptable to SBCL in form and substance, to the effect that Fort Knox, at SBCL's request and expense, agrees to inspect the deposit materials supplied by ActaMed for the purpose of confirming their identity and completeness.

       4.5.3 ActaMed, promptly upon SBCL's demand made at any time following the Trigger Date, shall notify Fort Knox in accordance with
               Section 4.1(a) of the Escrow Agreement to deliver the Source Code for the ActaLab Software to SBCL, which notice shall be accompanied by the fees specified in such Section 4.1(a).

       4.5.4 ActaMed covenants and agrees to maintain the Escrow Agreement in full force and effect during the term of the Services Agreement, and acknowledges that its failure to do so will constitute a material breach of this License Agreement and the Services Agreement.

       4.5.5 ActaLab hereby appoints SBCL as its attorney in fact for the limited purpose of providing to Fort Knox the notices contemplated by this Section 4.4.1 and 4.4.3.

                                 ARTICLE 5 - MARKINGS

5.1 BY ACTAMED. ActaMed shall reproduce SBCLs copyright notice on all SBCL Software and SCAN Developments in accordance with the practice prevailing in the software industry. Subject to the foregoing sentence:

       5.1.1 ActaMed, on or before the date on which ActaMed switches any site from the SBCL gateway to the ActaMed gateway (as described in Section II.B of the Services Agreement), shall remove SBCL Trademarks from the sign-on screen for the ActaLab Software and SCAN Developments resident on the computer at such site, and from any other screens that might reasonably suggest that SBCL, rather than ActaMed, is the source of the Information Services provided using such Software; and

       5.1.2 ActaMed, with the reasonable assistance of SBCL's Distribution Service Representatives in accordance with Section II.B.4 of the Services Agreement, shall remove SBCL Trademarks from any equipment owned or controlled by ActaMed and located at a given site within three (3) months of the Transfer Date for such site, but in any event prior to the date on which ActaMed transfers ownership of such equipment to any other party.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5.2 BY SBCL. SBCL shall reproduce ActaMeds copyright notice on all copies of the ActaLab Software in accordance with the practice prevailing in the software industry.

                     ARTICLE 6 - DEVELOPMENT AGREEMENT AMENDMENTS

The parties hereby agree to amend the Development Agreement as set forth in Schedule B hereto.

                        ARTICLE 7 - WARRANTIES

7.1    WARRANTY OF TITLE AND NONINFRINGEMENT.

       7.1.1   ActaMed represents and warrants to SBCL that:

                 (i) Unless ActaMed provides SBCL with advance written notice to the contrary in accordance with Section 5.2(b) of the Development Agreement, ActaMed is and will be the sole author of all works used by ActaMed in preparing the ActaLab Software and SCAN Developments;

                (ii) ActaMed shall require all officers, employees, contractors, representatives and agents who provide services with respect to the ActaLab Software, SBCL Software or SCAN Developments under the SCAN Agreements to assign to ActaMed all intellectual property rights created or arising therein;

               (iii) Subject to the provisions of Section 7.1.2 hereof, ActaMed has and will have full and sufficient right in the ActaLab Software to grant the licenses and rights contemplated by Article 4 of this License Agreement, free and clear of any liens, claims or encumbrances;

                (iv) Subject to the provisions of Section 7.1.2 hereof, the terms and conditions set forth in Article 3 hereof are sufficient to convey to SBCL all right, title and interest in and to the SCAN Developments, and following such conveyance neither ActaMed nor any third party shall retain any right, title or interest in the SCAN Developments other than the licenses expressly set forth herein; and

                 (v) Subject to the provisions of Section 7.1.2 hereof, none of the ActaLab Software or SCAN Developments infringes any patents, copyrights, trademarks, or other intellectual property rights (including trade secrets), privacy or similar rights of any third party, nor has any claim of such infringement been threatened or asserted.

       7.1.2   SBCL represents and warrants to ActaMed that:

                 (i)  SBCL is the sole author of the SBCL Software;

                (ii) SBCL has required all officers, employees, contractors, representatives and agents who prior to the date of this Agreement provided services with respect to the Software to assign to SBCL all intellectual property rights created or arising therein;

               (iii) SBCL has and will have full and sufficient right in the SBCL Software to grant the licenses and rights contemplated by Article 2 of this License Agreement, free and clear of any liens, claims or encumbrances; and

                (iv) none of the SBCL Software provided to ActaMed by SBCL hereunder infringes any patents, copyrights, trademarks, or other intellectual property rights (including trade secrets), privacy or similar rights of any third party, nor has any claim of such infringement been threatened or asserted.

7.2 AUTHORIZATION. Each of ActaMed and SBCL represents and warrants that, as of the Effective Date of this License Agreement (i) it is duly authorized to enter into this License Agreement, and (ii) it is free of any obligation or restriction that would prevent it either from entering into or performing this License Agreement.

7.3 DISCLAIMERS. THE FOREGOING WARRANTY IS IN LIEU OF ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WHICH ARE HEREBY SPECIFICALLY EXCLUDED AND DISCLAIMED. WITHOUT LIMITING THE FOREGOING,
       (i) NOTHING IN THIS LICENSE AGREEMENT SHALL BE CONSTRUED TO EXPAND OR EXTEND THE WARRANTIES ACTAMED GRANTS IN THE OTHER SCAN AGREEMENTS WITH RESPECT TO THE ACTALAB SOFTWARE OR SCAN DEVELOPMENTS, AND (ii) SUBJECT TO SUCH WARRANTIES AND REPRESENTATIONS AS ARE CONTAINED IN THE OTHER SCAN AGREEMENTS, ACTAMED ACKNOWLEDGES THAT SBCL IS LICENSING THE SBCL SOFTWARE TO ACTAMED ON AN AS IS BASIS, AND HEREBY DISCLAIMS ANY WARRANTIES WITH RESPECT TO THE OPERATION THEREOF.

                                ARTICLE 8 - INDEMNITY

8.1 GENERAL. Each party hereto shall indemnify, defend and hold harmless the other party and its officers, employees, representatives and agents against any and all damages, losses, or expenses suffered or paid as a result of any claims, demands, suits, causes of action, proceedings, awards, judgments, and liabilities (including reasonable attorneys fees) incurred in litigation, arbitration or otherwise, assessed, incurred, or sustained (each, a Claim) with respect to or arising out of the breach by the Indemnifying Party of any representation, warranty, covenant or agreement made herein.

8.2 SERVICES. ActaMed shall indemnify, defend and hold harmless SBCL and its officers, employees, representatives and agents against any Claim arising from or relating to ActaMeds provision of the ActaLab Software, SCAN Developments or any services, in each case in support of any Other Lab pursuant to this License Agreement. SBCL shall indemnify, defend and hold harmless ActaMed and its officers, employees, representatives and agents against any Claim arising from or relating to SBCLs provision of the SCAN Developments or any services outside the Territory or to [*] as contemplated by Section 3.2 hereof.

8.3    INFRINGEMENT.

       8.3.1 ActaMed, subject to the provisions of Section 8.3.2 hereof, shall indemnify, defend and hold harmless SBCL and the Related Entities and their respective officers, employees, representatives and agents against any Claim alleging the ActaLab Software or any SCAN Development infringes or constitutes misappropriation of any U.S. or foreign patent or any other U.S. or foreign proprietary right of a third party.

       8.3.2 SBCL shall indemnify, defend and hold harmless ActaMed and its Affiliates and their respective officers, employees, representatives and agents against any Claim alleging the SBCL Software infringes or constitutes misappropriation of any U.S. or foreign patent or any other U.S. or foreign proprietary right of a third party.

8.4 CLAIMS NOTICE. A Claim shall be made by any entity or individual eligible for indemnification pursuant to this Article 8 (an Indemnitee) by delivery of a Claims Notice to the party owing a duty of indemnification under this Article 8 (the Indemnifying Party) requesting indemnification and specifying the basis on which indemnification is sought and the amount of asserted Losses (as defined in the Services Agreement) and, in the case of a Third Party Claim (as defined in the Services Agreement), containing (by attachment or otherwise) such other information as such Indemnitee shall have concerning such Third Party Claim.

8.5 PROCEDURES INVOLVING NON-THIRD PARTY CLAIMS. If the Claim involves a matter other than a Third Party Claim, the Indemnifying Party shall raise any objection to such Claim within a reasonable period of time by delivery of a written notice of such objection to such Indemnitee specifying in reasonable detail the basis for such objection. If an objection is timely interposed by the Indemnifying Party, the Indemnifying Party and the Indemnitee shall cooperate in the compromise of the Claim or resolve any disagreement in accordance with Article 12 hereof.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

8.6 PROCEDURES INVOLVING THIRD PARTY CLAIMS. The obligations and liabilities of the parties hereunder with respect to a Third Party Claim shall be subject to the following terms and conditions:

       8.6.1 The Indemnitee shall give the Indemnifying Party written notice of a Third Party Claim promptly after receipt by the Indemnitee of notice thereof, and the Indemnifying Party may undertake the defense, compromise and settlement thereof by representatives of its own choosing reasonably acceptable to the Indemnitee. The failure of the Indemnitee to notify the Indemnifying Party of such claim shall not relieve the Indemnifying Party of any liability that they may have with respect to such claim except to the extent the Indemnifying Party demonstrates that the defense of such claim is prejudiced by such failure. The assumption of the defense, compromise and settlement of any such Third Party Claim by the Indemnifying Party shall be an acknowledgment of the obligation of the Indemnifying Party to indemnify the Indemnitee with respect to such claim hereunder. If the Indemnitee desires to participate in, but not control, any such defense, compromise and settlement, it may do so at its sole cost and expense. If, however, the Indemnifying Party fails or refuses to undertake the defense of such Third Party Claim within ten (10) days after written notice of such claim has been given to the Indemnifying Party by the Indemnitee, the Indemnitee shall have the right to undertake the defense, compromise and settlement of such claim with counsel of its own choosing. In the circumstances described in the preceding sentence, the Indemnitee shall, promptly upon its assumption of the defense of such claim, make a Claim as specified in Section 8.3 which shall be deemed a Claim that is not a Third Party Claim for the purposes of the procedures set forth herein.

       8.6.2 If, in the reasonable opinion of the Indemnitee, any Third Party Claim or the litigation or resolution thereof involves an issue or matter which could have a material adverse effect on the business, operations, assets, properties or prospects of the Indemnitee, the Indemnitee shall have the right to control the defense, compromise and settlement of such Third Party Claim undertaken by the Indemnifying Party, and the reasonable costs and expenses of the Indemnitee in connection therewith shall be included as part of the indemnification obligations of the Indemnifying Party hereunder. If the Indemnitee shall elect to exercise such right, the Indemnifying Party shall have the right to participate in, but not control, the defense, compromise and settlement of such Third Party Claim at its sole cost and expense.

       8.6.3 No settlement of a Third Party Claim involving the asserted liability of the Indemnifying Party under this Article shall be made without the prior written consent by or on behalf of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. If the Indemnifying Party assumes the defense of such a Third Party Claim, (1) no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnitee's consent unless (a) there is no finding or admission of any violation of law or any violation of the rights of any person and no effect on any other claim that may be made against the Indemnitee (b) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and (c) the compromise or settlement includes, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnitee of a release, in form and substance satisfactory to the Indemnitee, from all liability in respect of such Third Party Claim, and (2) the Indemnitee shall have no liability with respect to any compromise or settlement thereof effected without its consent.

8.7 NO RELEASE FOR FRAUD. Nothing contained in this Agreement shall relieve or limit the liability of a party or any officer or director of such party from any Liability arising out of or resulting from common law fraud or intentional misrepresentation in connection with the transactions contemplated by this Agreement or in connection with the delivery of this Agreement. Each ActaMed Indemnitee or SBCL Indemnitee, as the case may be, shall have a right to indemnification for any Loss incurred as the result of any common law fraud or intentional misrepresentation by SBCL or ActaMed, respectively, or any officer or director thereof.

8.8    PAYMENT.

       8.8.1 If any party is required to make any payment under this Article 8, such party shall promptly pay the Indemnified Party the amount so determined. If there is a dispute as to the amount or manner of determination of any indemnity obligation owed under this
               Article 8, the Indemnifying Party shall nevertheless pay when due such portion, if any, of the obligation as shall not be subject to dispute. The difference, if any, between the amount of the obligation ultimately determined as properly payable under this
               Article 8 and the portion, if any, theretofore paid shall bear interest as set forth in Section 8.8.3 hereof.

       8.8.2 Any items as to which an Indemnified Party is entitled to payment under this Article may be paid by set off against amounts payable to the Indemnifying Party to the extent that such amounts are sufficient to pay such items.

       8.8.3 If all or part of any indemnification obligation under this Agreement is not paid when due, then the Indemnifying Party shall pay the Indemnified Party interest on the unpaid principal amount of the obligation from the date the amount became due until payment in full, at the per annum rate of interest announced from time to time by NationsBank South, N.A., to be its "prime rate."

8.9 SURVIVAL. The provisions of this Article 8 shall survive the termination of this License Agreement.

                         ARTICLE 9 - LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY IN TORT, CONTRACT OR OTHERWISE FOR ANY LOST PROFITS, SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF, OR IN CONNECTION WITH THIS LICENSE AGREEMENT THAT THE OTHER PARTY, OR ANY THIRD PARTY, MAY INCUR, EXPERIENCE OR CLAIM, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH CLAIM.

                             ARTICLE 10 - CONFIDENTIALITY

In the course of exercising this License Agreement each party will likely obtain Confidential Information of the other party. The parties agree to safeguard against the unauthorized use and disclosure of any Confidential Information and to use the same degree of care that each uses to protect its own information of a similar nature, but in no event less than a reasonable degree of care under the circumstances. Neither party to this License Agreement will disclose the other party's Confidential Information to any third person, except (i) with the prior written consent of the other party; (ii) to the extent necessary to comply with law or legal process, in which event the party making the disclosure will, subject to applicable law, notify the other party as promptly as practicable prior to making any disclosure and seek confidential treatment of the information; (iii) to the extent necessary, as a part of its normal reporting or review procedure to its parent company, or its auditors and attorneys on a confidential basis; or (iv) in connection with the enforcement of the party's rights hereunder or under any related agreements. The parties hereto agree to restrict disclosure of the Confidential Information solely to its employees or others under its control who have a need to know the same in furtherance of the purposes of this License Agreement and who have been directed and contractually or legally restricted from disclosing the Confidential Information at least to the degree required under this License Agreement. Each party shall be liable to the other for any breach of the covenants of confidentiality contained herein by its agents or employees. The provisions of this section shall survive the expiration or termination of this License Agreement.

                               ARTICLE 11 - ASSIGNMENT

11.1 BY SBCL. SBCL may assign all of its rights and obligations under this License Agreement or any license granted hereunder to any Affiliate, or to any corporation or other entity pursuant to a merger, consolidation, or other reorganization. SBCL agrees to notify ActaMed of any such assignment, in writing, specifying the name and address of the other entity.

11.2 BY ACTAMED. ActaMed may assign all of its rights and obligations under this License Agreement or any license granted hereunder to any Affiliate or to any other corporation or other entity pursuant to a merger, consolidation, or other reorganization. ActaMed agrees to notify SBCL at least thirty (30) days prior to the date of any such assignment, in writing, specifying the name and address of the assignee. Notwithstanding the foregoing:

                 (i) Nothing in this License Agreement shall be construed to authorize ActaMed to assign this License Agreement to any assignee if such assignee or any Affiliate of the assignee is engaged in the business of performing laboratory services similar to those performed by SBCL as of the date of the assignment, and

                (ii) SBCL shall have the right to require ActaMed to void the assignment if the assignee or any Affiliate of the assignee enters the business of performing laboratory services similar to those performed by SBCL as of the date of this Agreement or the date of the assignment.

11.3 OTHER. Except as expressly set forth in this Article 11 and except as the other party may consent in writing, neither party may assign or transfer this License Agreement or any right or obligation hereunder to any third party, and any attempt to do so in contravention of this
       Article 11 shall be void and shall have no force or effect.

                          ARTICLE 12 - DISPUTE RESOLUTION

12.1 INFORMAL DISPUTE RESOLUTION. Any dispute between the parties arising out of or with respect to this License Agreement, either with respect to the interpretation of any provision of this Agreement or with respect to the performance by ActaMed or SBCL, shall be resolved as provided in this Article.

       12.1.1 Prior to the initiation of formal dispute resolution procedures, the parties shall first attempt to resolve their dispute informally, as follows:

                 (i) The Representatives (as defined in the Services Agreement) for each party shall meet for the purpose of endeavoring to resolve such dispute. They shall meet as often as the parties reasonably deem necessary in order to gather and furnish to the other all information with respect to the matter in issue which the parties believe to be appropriate and germane in connection with its resolution. The Representatives shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding. During the course of negotiations, all reasonable requests made by one party to another for nonprivileged information, reasonably related to this Agreement, shall be honored in order that each of the parties may be fully advised of the other's position.

                (ii) If, within fifteen (15) days after a matter has been identified for resolution pursuant to this Article, either of the Representatives concludes in good faith that amicable resolution through continued negotiation in this forum does not appear likely, the matter will be escalated by formal written notification to the SBCL President and the ActaMed President (both as defined in the Services Agreement). The parties will use their respective best efforts to cause the SBCL President and the ActaMed President to meet to attempt to resolve the dispute.

               (iii) Formal proceedings for the resolution of a dispute may not be commenced until the earlier of: (i) the date on which the SBCL President and the ActaMed President conclude in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or (ii) thirty (30) days after the dispute has been referred to the SBCL President and the ActaMed President.

       12.1.2 The provisions of this Article 12 shall not be construed to prevent a party from instituting, and a party is authorized to institute, formal proceedings earlier to avoid the expiration of any applicable limitations period.

12.2 ARBITRATION. If the parties are unable to resolve any controversy arising under this Agreement as contemplated by Section 12.1 and if such controversy is not subject to Section 12.3 or Section 12.4, then such controversy shall be submitted to mandatory and binding arbitration at the election of either Party (the Disputing Party) pursuant to the following conditions:

       12.2.1 The Disputing Party shall notify the AAA and the other Party in writing describing in reasonable detail the nature of the dispute (the "DISPUTE NOTICE"). The parties shall each select a neutral arbitrator in accordance with the rules of AAA and the two (2) arbitrators selected shall select a third neutral arbitrator.
               The three (3) arbitrators so selected are herein referred to as the "PANEL."

       12.2.2 The Panel shall allow reasonable discovery as permitted by the Federal Rules of Civil Procedure, to the extent consistent with the purpose of the arbitration. The Panel shall have no power or authority to amend or disregard any provision of this Article 12. The arbitration hearing shall be commenced promptly and conducted expeditiously, with each of ActaMed and SBCL being allocated one-half of the time for the presentation of its case. Unless otherwise agreed to by the parties, an arbitration hearing shall be conducted on consecutive days.

       12.2.3 Should any arbitrator refuse or be unable to proceed with arbitration proceedings as called for by this Section, such arbitrator shall be replaced by an arbitrator selected in accordance with the rules of the AAA and consistent with this
               Article 12.

       12.2.4 The Panel rendering judgment upon disputes between parties as provided in this Article 12 shall, after reaching judgment and award, prepare and distribute to the parties a writing describing the findings of fact and conclusions of law relevant to such judgment and award and containing an opinion setting forth the reasons for the giving or denial of any award. The award of the arbitrator shall be final and binding on the parties, and judgment thereon may be entered in a court of competent jurisdiction.

       12.2.5 Arbitration hearings hereunder shall be held in Washington D.C. or another mutually agreeable location.

       12.2.6 The Panel shall be instructed that time is of the essence in the arbitration proceeding. The Panel shall render its judgment or award within fifteen (15) days following the conclusion of the hearing. Recognizing the express desire of the parties for an expeditious means of dispute resolution, the arbitrator shall limit or allow the parties to expand the scope of discovery as may be reasonable under the circumstances.

12.3 IMMEDIATE INJUNCTIVE RELIEF. The nonbreaching party may file a pleading with a court seeking immediate injunctive relief in the event the other party commits a breach of the confidentiality obligations set forth in this Agreement, SBCL violates the limitations imposed by Section 3.2 hereof, ActaMed violates the limitations imposed by Section 2.2 or 2.3 hereof, or in the event a party makes a good faith determination that a breach of the terms of this Agreement by the other party is such that the damages to such party resulting from the breach will be so immediate, so large or severe, and so incapable of adequate redress after the fact that a temporary restraining order or other immediate injunctive relief is a necessary remedy. If a party files a pleading with a court seeking immediate injunctive relief and this pleading is challenged by the other party and the injunctive relief sought is not awarded in substantial part (or in the event of a temporary restraining order is vacated upon challenge by the other party), the party filing the pleading seeking immediate injunctive relief shall pay all of the costs and attorneys fees of the party successfully challenging the pleading.

12.4 JURISDICTION. ActaMed and SBCL each consent to venue in Philadelphia, Pennsylvania and to the nonexclusive jurisdiction of competent Pennsylvania state courts or federal courts located in Philadelphia for all litigation which may be brought, subject to the requirement for arbitration hereunder, with respect to the terms of, and the transactions and relationships contemplated by, this Agreement.

12.5 CONTINUED PERFORMANCE; CONTINUATION OF LICENSES. Each party agrees to continue performing its obligations under this Agreement while any dispute is being resolved unless and until such obligations are terminated or expire in accordance with the provisions by the termination or expiration of this Agreement not in dispute. Nothing in this Agreement shall be construed as altering the perpetual and irrevocable nature of the licenses granted by this Agreement or as authorizing any arbitrator or court in any way to enjoin or otherwise interfere with the proper exercise of such licenses by either party hereto.

                              ARTICLE 13 - MISCELLANEOUS

13.1 FURTHER ASSURANCES. From time to time SBCL and ActaMed and their respective officers, employees, contractors, representatives and agents, shall confirm the provisions of this Agreement by execution and delivery of such assignments, confirmations or other written instruments as may be reasonably requested by the other party in order to vest each party with the rights mentioned in this Agreement. ActaMed and SBCL shall obtain appropriate assignments, covenants and obligations from its officers, employees, representatives, agents and any contractors hired to carry out its obligations under the SCAN Agreements prior to their performance thereof to ensure SBCL or ActaMed, as the case may be, may own the rights specified in this Agreement.

13.2 INTEGRATION. This License Agreement (including all of the Schedules hereto) supersedes all prior agreements and understandings between the parties with respect to the subject matter of this License Agreement, and is intended by the parties as the complete and exclusive statement of their agreement, and supersedes all prior understandings and agreements, whether oral or written, between the parties with respect to the same subject matter.

13.3 FORCE MAJEURE. Each party shall be excused from delays in performing or from its failure to perform hereunder to the extent that such delays or failures result from causes beyond the reasonable control of such party; PROVIDED that, in order to be excused from delay or failure to perform, such party must act diligently to remedy the cause of such delay or failure.

13.4 NO AGENCY. Each party hereto, is acting solely as an independent contractor. In no way is either party to be construed as the agent or to be acting as the agent of the other party in any respect. Each party has the sole obligation to supervise, manage, contract, direct, procure, perform, or cause to be performed all work to be carried out by such party under any SCAN Agreement.

13.5 NO WAIVER. No delay or omission by either party to exercise any right arising upon any noncompliance with, or breach of, any covenant, condition or agreement to be performed by the other party shall impair any such right or be construed to be a waiver thereof. A waiver by either of the parties hereto of any noncompliance with, or breach of, any covenant, condition or agreement to be performed by the other party must be in writing and signed by both parties. No waiver of any right upon any one occurrence of noncompliance or breach shall be construed to be a waiver of any succeeding noncompliance or breach. Unless stated otherwise, all remedies provided for in this License Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either party at law, in equity, or otherwise.

13.6 SEVERABILITY. If any term, covenant, condition or provision of this License Agreement or the application thereof to any circumstance shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this License Agreement shall not be affected thereby and each remaining term, covenant, condition and provision of this License Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this License Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only as broad as is enforceable.

13.7 NOTICES. If one party is required or desires to give notice to the other, such notice shall be deemed given if mailed by U.S. mail, first class, postage prepaid, or via a nationally recognized overnight carrier, with all freight charges prepaid, and addressed as follows (or as subsequently noticed to the other party):

       If to SBCL:            SmithKline Beecham Clinical Laboratories, Inc.
                              1201 S. Collegeville Road
                              Collegeville, PA 19426
                              ATTN: [*]

       If to ActaMed:         ActaMed Corporation
                              7000 Central Parkway Suite 600
                              Atlanta, GA 30328
                              ATTN: MIKE HOOVER

13.8 GOVERNING LAW; INTERPRETATION. This License Agreement shall be construed, interpreted and enforced under the laws of the Commonwealth of Pennsylvania, excluding its provisions regarding conflicts of law. The section and subsection headings used herein are for reference and convenience only, and shall not enter into the interpretation hereof.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

       IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed on the date set forth below.


SMITHKLINE BEECHAM CLINICAL          ACTAMED CORPORATION

LABORATORIES, INC.

BY:  /s/ John B. Okkerse, Jr.          BY:  /s/ Michael K. Hoover
   ---------------------------            -------------------------
NAME:  John B. Okkerse, Jr.            NAME:  Michael K. Hoover
   ---------------------------            -------------------------
TITLE:  President                      TITLE:  President
   ---------------------------            -------------------------
DATE:  12-31-97                        DATE:  12-31-97
   ---------------------------            -------------------------

                                     SCHEDULE A

                                   SBCL SOFTWARE

- SBCL proprietary Software known as [*] (including without limitation the [*]) and [*].

- Download programs and routines and other SBCL proprietary Software reasonably required to perform Information Services as SBCL is performing them as of the date of the License Agreement.

-      Documentation owned by SBCL and related to any of the foregoing.

- Specifications owned and possessed by SBCL with respect to the foregoing.

- Such Specifications for the Software known as [*] and [*] as SBCL determines reasonably necessary for the SBCL Software, SCAN Developments and ActaLab Software [*] and [*].

- Such updates, upgrades, corrections, modifications, and enhancements to any of the foregoing created during the term of the Services Agreement.

- All patents, patent applications, copyrights, trade secrets, know-how, information and other intellectual property rights that are currently owned or controlled by SBCL and that are embodied or practiced in the foregoing.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 SCHEDULE B

                     AMENDMENTS TO DEVELOPMENT AGREEMENT

SBCL and ActaMed hereby agree this    day of December, 1997, to amend their
Development Agreement October 31, 1997, as set forth herein as of the effective dates set forth herein.

       1. Effective as of the date of the Development Agreement, Article I of the Development Agreement is hereby amended to include the following additional or revised definitions:

               "ActaLab Software" has the meaning ascribed to it by the License Agreement.

               "Deliverable" means all Software, Documentation and other materials developed by ActaMed under this Agreement and described in a Statement of Work.

               "License Agreement" means that certain License Agreement between SBCL and ActaMed dated December 22, 1997.

               "SBCL Software" has the meaning ascribed to it by the License Agreement.

               "SOW No. 1" shall mean the Statement of Work dated October 31, 1997.

       2.      The second "Whereas" clause is hereby deleted.

       3. The fourth "Whereas" clause is hereby revised to delete the words "to SBCL."

       4. Section 5.1(a) of the Development Agreement is hereby revised as of the date of the Development Agreement to read as follows:

                      (a)     The parties hereby acknowledge and agree that:

                              (i) The Deliverables under SOW No. 1 do not [*] the SBCL Software, but instead [*] which will be used in conjunction with and/or will be integrated into ActaMed's ProviderLink software.
       All Deliverables (including but not limited to, the ActaLab Software) under SOW No. 1, and all intellectual property rights (including but not limited to copyrights and all renewals and extensions thereof) in such Deliverables, shall be [*]. Subject to the provisions of Section 5(a)(iv) hereof, SBCL hereby grants, transfers and assigns all of its right, title and interest in such Deliverables, including patents, copyrights, trade secrets and other intellectual property developed or acquired in the course of creating such Deliverables, to ActaMed and ActaMed shall have the right to obtain and hold in its own name copyrights,


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

       patents, registrations and similar protections which may be available with respect to such Deliverables.

                              (ii) The parties contemplate that additional SOWs may be entered into from time to time for the purpose of enhancing, modifying or upgrading the ActaLab Software (an "ActaLab SOW"). All Deliverables under an ActaLab SOW and all intellectual property rights (including but not limited to copyrights and all renewals and extensions thereof) in such Deliverables, shall be [*]. Subject to the provisions of Section 5(a)(iv) hereof, SBCL hereby grants, transfers and assigns all of its right, title and interest in such Deliverables, including patents, copyrights, trade secrets and other intellectual property developed or acquired in the course of creating such Deliverables, to ActaMed and ActaMed shall have the right to obtain and hold in its own name copyrights, patents, registrations and similar protections which may be available with respect to such Deliverables.

                              (iii) The parties contemplate that additional SOWs may be entered into from time to time for the purpose of enhancing, modifying or upgrading the SBCL Software (a "SCAN Development SOW"). Ownership of any Deliverables under a SCAN Development SOW, and ownership of any intellectual property rights therein (including but not limited to copyrights and all renewals and extensions thereof), shall be governed in all respects by Article 3 of the License Agreement. Subject to the provisions of Section 5(a)(iv) hereof, ActaMed hereby grants, transfers and assigns all of its right, title and interest in such Deliverables, including patents, copyrights, trade secrets and other intellectual property developed or acquired in the course of creating such Deliverables, to SBCL.

                              (iv)   Nothing in this Section 5(a) shall be
       construed to transfer to ActaMed, or otherwise divest SBCL of SBCL's ownership of, the SBCL Software and, subject to the licenses granted by the License Agreement, SBCL (as between SBCL and ActaMed) shall be the sole owner of the patents, copyrights, trade secrets and other intellectual property rights therein. Nothing in this Section 5(a) shall be construed to transfer to SBCL, or otherwise divest ActaMed of ActaMed's ownership of, any software or work of authorship owned by ActaMed as of the effective date of the Development Agreement and, subject to the licenses granted by the License Agreement, ActaMed (as between SBCL and ActaMed) shall be the sole owner of any patent, copyright, trade secret right or other intellectual property right therein.

                              (v)    Any Statement of Work, by mutual agreement
of the parties, may include limitations and restrictions on ActaMed's use of the applicable Deliverables in support of laboratory testing services of commercial laboratories other than SBCL.

       6. Sections 5.1(d) and (e) and Section 5.2(a) as of the date of this Amendment are hereby deleted from the Development Agreement.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

       7. In the event of conflict between the Development Agreement and the License Agreement, the License Agreement shall control.

       9. Except as expressly set forth herein, the Development Agreement shall continue in full force and effect as originally executed by the parties.

       10. Nothing in this Agreement shall be construed to modify or change in any respect the ownership and use rights with respect to Exclusive Developments (as defined in the Services Agreement between SBCL and ActaMed dated the date hereof) pursuant to the License Agreement and Section V of said Services Agreement.

               In witness whereof, the parties have caused this Amendment to be
signed this        day of December, 1997.


SMITHKLINE BEECHAM CLINICAL          ACTAMED CORPORATION

LABORATORIES, INC.

BY:   /s/                            BY: /s/
   ----------------------------         ---------------------------

NAME: John B. Okkersee Jr.           NAME: Michael K. Hoover
     --------------------------           -------------------------


TITLE: President                     TITLE: President
      -------------------------            ------------------------


DATE:                                DATE:
     --------------------------           -------------------------